                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does hereby constitute and appoint Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such director or officer, Registration Statements on Form S-8, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to 900,000 shares of MCN Common Stock for the MichCon Savings and Stock Ownership Plan and 600,000 shares of MCN Common Stock for the MichCon Investment and Stock Ownership Plan; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 28th day of March, 1996.




                                               /s/ Alfred R. Glancy III
                                               ------------------------
                                                   Alfred R. Glancy III

                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does hereby constitute and appoint Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such director or officer, Registration Statements on Form S-8, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to 900,000 shares of MCN Common Stock for the MichCon Savings and Stock Ownership Plan and 600,000 shares of MCN Common Stock for the MichCon Investment and Stock Ownership Plan; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 28th day of March, 1996.



                                               /s/ William K. McCrackin
                                               ------------------------
                                                   William K. McCrackin

                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does hereby constitute and appoint Alfred R. Glancy III, Daniel L. Schiffer, and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such director or officer, Registration Statements on Form S-8, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to 900,000 shares of MCN Common Stock for the MichCon Savings and Stock Ownership Plan and 600,000 shares of MCN Common Stock for the MichCon Investment and Stock Ownership Plan; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 28th day of March, 1996.



                                               /s/ Stephen E. Ewing
                                               --------------------
                                                   Stephen E. Ewing

                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does hereby constitute and appoint Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such director or officer, Registration Statements on Form S-8, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to 900,000 shares of MCN Common Stock for the MichCon Savings and Stock Ownership Plan and 600,000 shares of MCN Common Stock for the MichCon Investment and Stock Ownership Plan; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 28th day of March, 1996.



                                               /s/ Roger Fridholm
                                               ------------------
                                                   Roger Fridholm

                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does hereby constitute and appoint Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such director or officer, Registration Statements on Form S-8, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to 900,000 shares of MCN Common Stock for the MichCon Savings and Stock Ownership Plan and 600,000 shares of MCN Common Stock for the MichCon Investment and Stock Ownership Plan; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 28th day of March, 1996.



                                               /s/ Frank M. Hennessey
                                               ----------------------
                                                   Frank M. Hennessey

                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does hereby constitute and appoint Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such director or officer, Registration Statements on Form S-8, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to 900,000 shares of MCN Common Stock for the MichCon Savings and Stock Ownership Plan and 600,000 shares of MCN Common Stock for the MichCon Investment and Stock Ownership Plan; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 28th day of March, 1996.



                                               /s/ Thomas H. Jeffs II
                                               ----------------------
                                                   Thomas H. Jeffs II

                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does hereby constitute and appoint Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such director or officer, Registration Statements on Form S-8, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to 900,000 shares of MCN Common Stock for the MichCon Savings and Stock Ownership Plan and 600,000 shares of MCN Common Stock for the MichCon Investment and Stock Ownership Plan; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 28th day of March, 1996.



                                               /s/ Arthur L. Johnson
                                               ---------------------
                                                   Arthur L. Johnson

                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does hereby constitute and appoint Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such director or officer, Registration Statements on Form S-8, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to 900,000 shares of MCN Common Stock for the MichCon Savings and Stock Ownership Plan and 600,000 shares of MCN Common Stock for the MichCon Investment and Stock Ownership Plan; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 28th day of March, 1996.



                                               /s/ Dale A. Johnson
                                               -------------------
                                                   Dale A. Johnson

                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does hereby constitute and appoint Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such director or officer, Registration Statements on Form S-8, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to 900,000 shares of MCN Common Stock for the MichCon Savings and Stock Ownership Plan and 600,000 shares of MCN Common Stock for the MichCon Investment and Stock Ownership Plan; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 28th day of March, 1996.



                                               /s/ Helen O. Petrauskas
                                               -----------------------
                                                   Helen O. Petrauskas

                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does hereby constitute and appoint Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such director or officer, Registration Statements on Form S-8, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to 900,000 shares of MCN Common Stock for the MichCon Savings and Stock Ownership Plan and 600,000 shares of MCN Common Stock for the MichCon Investment and Stock Ownership Plan; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 28th day of March, 1996.



                                               /s/ Howard F. Sims
                                               ------------------
                                                   Howard F. Sims

                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does hereby constitute and appoint Alfred R. Glancy III and Daniel L. Schiffer and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such director or officer, Registration Statements on Form S-8, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to 900,000 shares of MCN Common Stock for the MichCon Savings and Stock Ownership Plan and 600,000 shares of MCN Common Stock for the MichCon Investment and Stock Ownership Plan; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 28th day of March, 1996.



                                               /s/ Patrick Zurlinden
                                               ---------------------
                                                   Patrick Zurlinden